Income Taxes	12 Months Ended
Jan. 31, 2022
Income Tax Disclosure [Line Items]
Income Taxes

9.	Income Taxes
The components of the provision for income taxes are comprised of the following for the years ended January 31:

	2022	2021
Current income taxes
Federal	$—	$—
State	1	8
Foreign	464	69
Deferred income taxes	—	—

Total income tax expense	$465	$77

For the years ended January 31, 2022 and 2021, the foreign income (loss) before provision for income tax was $1,774 and $660, respectively. For the years ended January 31, 2022 and 2021, the domestic loss before provision for income tax was ($243,956) and ($55,956), respectively.
Indefinite reinvestment is determined by management’s judgment about and intentions concerning the future operations of the Company. As part of our business strategies, we have determined that all earnings from our foreign continuing operations will be deemed indefinitely reinvested outside of the United States. Our plans to indefinitely reinvest certain earnings are supported by projected working capital and long-term capital requirements in each foreign subsidiary location in which the earnings are generated.

A reconciliation of income tax expense at the U.S. federal statutory income tax rate to annual income tax expense at the Company’s effective tax rate is as follows:

	2022		2021
Income tax expense computed at U.S. federal statutory income tax rate	$(50,575)	21.0%	$(11,628)	21.0%
State income taxes	(10,190)	4.2%	(2,257)	4.1%
Permanent items	8,197	-3.4%	321	-0.6%
Valuation allowance	53,577	-22.2%	13,632	-24.6%
Other	(544)	0.3%	9	—

Income tax expense computed at U.S. federal statutory income tax rate	$465	-0.1%	$77	-0.1%
Income tax expense was ($0.5) million and ($0.1) million for the years ended January 31, 2022 and 2021, respectively. The effective tax rate for the years ended January 31, 2022 and 2021 was 0.1% and 0.1%, respectively.
Deferred Income Taxes
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities and their tax bases, as well as from net operating loss and carryforwards.
Significant components of the Company’s deferred tax assets and (liabilities) are as follows:

	2022	2021
Deferred tax assets
Net operating loss carryforward	$81,955	$38,933
Accruals and other	610	757
Intangibles	123	136
Depreciation and amortization	118	70
RSU	8,499	—
Others	285	—
Deferred revenue	5,786	2,754

Gross deferred tax assets	97,376	42,650
Valuation allowance	(95,533)	(41,849)

Net deferred tax asset	1,843	801
Deferred tax liabilities
Deferred costs	(1,843)	(801)

Net deferred tax assets (liabilities)	$—	$—

Income Tax Valuation Allowance
The following summarizes changes to valuation and qualifying accounts for fiscal year 2022 and fiscal year 2021 (in thousands):

Income Tax Valuation Allowance	Balance at Beginning of Period	Charged to Costs & Expenses	Federal/State NOL	Balance at End of Period
Year Ended
January 31, 2022	41,849	10,662	43,022	95,533
January 31, 2021	28,219	(128)	13,758	41,849
As of January 31, 2022 and January 31, 2021, the Company had net operating loss carryforwards (NOLs) available to offset federal taxable income of approximately $324,787 and $154,566 respectively. $25,270 of the federal NOLs expire on various dates through 2037 and $299,517 are able to be carried forward indefinitely to offset 80% of future taxable income. The company has tax effected state NOL carryforwards of approximately $13,749 as of January 31, 2022 and $6,223 as of January 31, 2021 that expire on various dates through 2037.
In accordance with IRC Section 382, the extent to which net operating loss carryforwards can be used to offset future taxable income may be limited, depending on the extent of any ownership changes as defined by federal and various state and local jurisdictions. These limitations may result in the expiration of net operating loss carry forwards before utilization.
In assessing the realizability of our net deferred tax assets, management considers whether it is more likely than not that some portion or all of the net deferred tax assets will be recognized. The ultimate realization of the net deferred tax assets is dependent upon the generation of taxable income during the periods in which temporary differences become deductible. Management considers taxes paid, if any, scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies that can be implemented by the Company in making this assessment. Based upon the level of historical taxable income, scheduled reversal of deferred tax liabilities, and projections for taxable income over the periods in which the temporary differences become deductible based on available tax planning strategies, management presently believes it is more likely than not that the Company may not realize all of the benefits of these deductible differences and, accordingly, has established a valuation allowance against the net deferred tax assets at January 31, 2022 and 2021.
The Company recognizes a tax position taken or expected to be taken (and any associated interest and penalties) if it is more likely than not that it will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Company measures the tax position at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.
Management evaluated all income tax positions and determined that there were no uncertain tax positions that required reserves as of January 31, 2022 and 2021. The Company files tax returns in the United States federal jurisdiction and in many state jurisdictions. The tax years 2017 through 2021 remain open to examination by the major taxing jurisdictions to which the company is subject. No examinations are currently open.
On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES”) Act was enacted and signed into U.S. law to provide economic relief to individuals and businesses facing economic hardship as a result of the
COVID-19
pandemic. Changes in tax laws or rates are accounted for in the period of enactment. The income tax provisions of the CARES Act do not have a significant impact on our current taxes, deferred taxes, or uncertain tax positions.